UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2004


                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


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            Nevada                      000-49735             87-0642947
(State or other jurisdiction of (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)
------------------------------- ------------------------ -----------------------

                              7408 Comstock Circle
                           Salt Lake City, Utah 84121

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                                Mailing Address:
                                  P.O. Box 9301
                           Salt Lake City, Utah 84109

               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code: 801-943-2345




         (Former name or former address, if changed since last report)



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SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

On September 3, 2004, Intraop Medical Corporation, a Nevada corporation (the "Corporation") issued a press release to announce that Mr. Shamy, the holder of record of 20,000,000 shares of the Corporation's common stock, representing 89.75% of the Corporation's outstanding 22,284,000 shares of common stock approved the Agreement and Plan of Reorganization, dated February 24, 2004, as amended to date, by and among the Corporation and Intraop Medical Inc., a privately-held Delaware corporation. A copy of the Corporation's press release is furnished herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


Exhibit No.                           Description
----------                            -----------
99.1                                  Press Release, dated September 3, 2004,
                                      reporting that Mr. Shamy, the majority
                                      shareholder of Intraop Medical
                                      Corporation, a Nevada corporation has
                                      approved the Agreement and Plan of
                                      Reorganization by and among Intraop
                                      Medical Corporation, a Nevada corporation and Intraop Medical, Inc., a Delaware corporation dated February 24, 2004, as amended to date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTRAOP MEDICAL CORPORATION


Date:  September 3, 2004                      By:
                                              -----------------------------
                                                    David Shamy
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.                           Description
-----------                           -----------
99.1                                  Press Release, dated September 03, 2004,
                                      reporting that Mr. Shamy, the majority
                                      shareholder of Intraop Medical
                                      Corporation, a Nevada corporation has
                                      approved the Agreement and Plan of
                                      Reorganization by and among Intraop
                                      Medical Corporation, a Nevada corporation and Intraop Medical, Inc., a Delaware corporation dated February 24, 2004, as amended to date.